Exhibit 10.25

                           THERMO ELECTRON CORPORATION

                           DIRECTORS STOCK OPTION PLAN

            (As amended and restated effective as of January 1, 1995)


   1.   Purpose

        The purpose of this Directors Stock Option Plan (the "Plan") of Thermo Electron Corporation (the "Company") is to encourage ownership in the Company and its publicly-traded majority-owned subsidiaries by non-management directors of the Company whose services are considered essential to the Company's growth and progress and to provide them with a further incentive to become directors and to continue as directors of the Company. The Plan is intended to be a nonstatutory stock option plan.

   2.   Administration

        The Board of Directors, or a Committee (the "Committee") consisting of two or more directors of the Company appointed by the Board of Directors, shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 5. Within such constraint, the Committee shall have full power to interpret and administer the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or any stock options granted under it, determine the terms and conditions of stock options (including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, vesting and forfeiture), any term or condition of an option, cancel an existing grant in whole or in part with the consent of an optionee, accelerate the vesting or lapse of restrictions and adopt the form of instruments evidencing options granted under the Plan and change such forms from time to time.
   All questions of interpretation of the Plan or of any stock options granted under it shall be determined by the Board of Directors or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

   3.   Participation in the Plan

        Directors of the Company who are not employees of the Company or any subsidiary or parent of the Company shall be eligible to participate in the Plan. Directors who receive grants of stock options in accordance with this Plan are sometimes referred to herein as "Optionees."

   4.   Stock Subject to the Plan

        The maximum number of shares which may be issued under the Plan shall be two hundred thousand (200,000) shares of the Company's $1.00 par value Common Stock (the "Company Common Stock"), and one hundred thousand (100,000) shares of each of the Corporation's majority-owned subsidiaries, whether presently existing or formed in the future ("Subsidiary Common Stock"; Company Common Stock and Subsidiary Common Stock (are collectively referred to herein as "Common Stock") subject to adjustment as provided in
   Section 9 of the Plan. Shares of Company Common Stock to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Shares of
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   Subsidiary Common Stock to be issued upon the exercise of options granted under the Plan shall be shares beneficially owned by the Company. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for options thereafter to be granted.

   5.   Terms and Conditions

        A.   Company Stock Option Grants

        Each Director of the Company who meets the requirements of Section 3 and who is holding office immediately following the Annual Meeting of Stockholders shall be granted an option to purchase 1,000 shares of Company Common Stock at the close of business on the date of such Annual Meeting. Options granted under this Subsection A shall be exercisable as to 100% of the shares subject to the option as set forth in Section 5(C), but shares acquired upon exercise are subject to repurchase by the Company at the exercise price if the Director ceases to serve as a Director of the Company or any of its majority-owned subsidiaries prior to the first anniversary of the grant date, for any reason other than death.

        B.   Subsidiary Stock Option Grants

             Each Director of the Company who meets the requirements of
   Section 3 and who is holding office immediately following the Annual Meeting of Stockholders shall be granted an option to purchase that number of shares of the Common Stock of each majority-owned subsidiary of the Corporation, the common stock of which shall have become publicly traded or a portion of which shall have been sold primarily to third parties in a private placement or other arms-length transaction (such transaction being referred to herein as a "Spinout Transaction", and such subsidiary being referred to herein as a "Spinout Subsidiary") set forth below in accordance with the following schedule at the close of business on the date of the Annual Meeting occurring in the following years:

   Year of Annual Meeting                  Subsidiary in which options granted

   1993 and 1998                           Thermo Fibertek Inc.
                                           ThermoTrex Corporation

   1994 and 1999                           Thermedics Inc.
                                           Thermo Power Corporation
                                           Thermo Remediation Inc.
   1995 and 2000                           Thermo Instrument Systems Inc.
                                           Thermo Voltek Corp.
                                           ThermoLase Corporation
                                           Thermo Ecotek Corporation

   1996 and 2001                           Thermo Process Systems Inc.

   1997 and 2002                           Thermo Cardiosystems Inc.

        In the event a majority-owned subsidiary of the Corporation shall become a "Spinout Subsidiary" following the adoption of this Plan, then the subsidiary shall be added to the foregoing schedule and options to purchase its common stock shall be granted at the first Annual Meeting of Stockholders of the Company next following the date of such subsidiary's "Spinout Transaction".
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        The number of shares to be granted under this subsection B shall be determined in accordance with the following formula: (a) if the Spinout Subsidiary is a majority-owned subsidiary of Thermo Electron directly or through a wholly-owned subsidiary, then the number of shares to be granted subject to option shall be 1,500 shares; and (b) if the Spinout Subsidiary is a majority-owned subsidiary of Thermo Electron indirectly through one or more majority-owned subsidiaries, then the number of shares to be granted subject to option shall be 1,000 shares.

        Options granted under this Section 5(B) shall vest and be exercisable as to 100% of the shares of common stock subject to the option on the fourth anniversary of the grant date of the option, unless, prior to such anniversary, the underlying common stock shall have been registered under
   Section 12 of the Securities and Exchange Act of 1934, as amended (referred to herein as "Section 12 Registration"). From and after 90 days after the effective date of Section 12 Registration, options granted hereunder shall be immediately exercisable as to 100% of the shares subject to the option, subject to the right of the Company to repurchase the shares at the exercise price in the event the Optionee ceases to serve as a director of the Company, or any subsidiary of the Company or Thermo Election during the option term. The right of the Company to so repurchase the shares shall lapse as to one-fourth of the shares granted on each of the first, second, third and fourth anniversaries of the grant date of the option, provided the Optionee has remained continuously a director of the Company, Thermo Electron or any subsidiary of Thermo Electron since the grant date. In all other respects, the option shall be subject to the general terms and conditions applicable to all option grants as set forth below in Section 5(C), including the determination of the exercise price of such option.

        No Director, who is otherwise eligible under Section 3, shall be eligible under this subsection B to receive grants of stock options in subsidiaries on which he or she is then serving as a Director.

        C.   General Terms and Conditions Applicable to All Grants

        1. The option shall be exercisable at any time from and after the later of the date that is the six-month anniversary of the grant date and prior to the date which is the earliest of:

             (a) three years after the grant date for options granted under
             Section 5(A) and five years after the grant date for options granted under Section 5(B), (b) three months after the date the Optionee ceases to be a Director of the Company or any subsidiary or parent corporation of the Company (six months in the event the Optionee ceases to meet these requirements by reason of his death), or (c) the date of dissolution or liquidation of the Company.

        2. The exercise price at which Options are granted hereunder shall be the average of the closing prices reported by the national securities exchange on which the Common Stock subject to option is principally traded for the five trading days immediately preceding and including the date the option is granted or, if such security is not traded on an exchange, the average last reported sale price for the five-day period on the NASDAQ National Market List, or the average of the closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities, or if none of the above
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             shall apply, the last price paid for shares of the common stock by independent investors in a private placement; provided, however, that such exercise price per share shall not be lower than the par value per share or less than 50% of the fair market value of the Common Stock until such time as the Company elects to be subject to Rule 16b-3 as amended by SEC Rel. No. 33-28869.

        3. All options shall be evidenced by a written agreement substantially in such form as shall be approved by the Board of Directors or Committee, containing terms and conditions consistent with the provisions of this Plan.

   6.   Exercise of Options

        A.   Exercise/Consideration

             An option may be exercised in accordance with its terms by written notice of intent to exercise the option, specifying the number of shares of Common Stock with respect to which the option is then being exercised. The notice shall be accompanied by payment in the form of cash or shares of the applicable Common Stock (the "Tendered Shares") with a then current market value equal to the exercise price of the shares to be purchased; provided, however, that such Tendered Shares shall have been acquired by the Optionee more than six months prior to the date of exercise (unless such requirement is waived in writing by the Company). Against such payment the Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased, registered in the name of the Optionee or other person exercising the option. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Director to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense.

        B.   Tax Withholding

        The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.
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   7.   Transferability

        Options shall not be transferable, otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "Qualified Domestic Relations Order"). Options may be exercised during the life of the Optionee only by the Optionee or a transferee pursuant to a Qualified Domestic Relations Order.

   8.   Limitation of Rights to Continue as a Director

        Neither the Plan, nor the quantity of shares subject to options granted under the Plan, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company or any subsidiary or parent of the Company will retain a Director for any period of time, or at any particular rate of compensation.

   9.   Changes in Common Stock

        If the outstanding shares of Common Stock subject to an option are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company or applicable subsidiary, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate proportionate adjustment shall be made (i) in the maximum number or kind of shares reserved for issuance under the Plan and (ii) in the number and kind of shares or securities subject to options then outstanding or subsequently granted, and in any exercise price relating to outstanding options. No fractional shares will be issued under the Plan on account of any such adjustments.

   10.  Limitation of Rights in Option Stock

        The Optionees shall have no rights as stockholders in respect of shares as to which their options shall not have been exercised, certificates issued and delivered and payment as herein provided made in full, and shall have no rights with respect to such shares not expressly conferred by this Plan or the written agreement evidencing options granted hereunder.

   11.  Stock Reserved

        The Company shall at all times during the term of the options reserve and keep available such number of shares of Common Stock as will be sufficient to permit the exercise in full of all options granted under this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.
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   12.  Securities Laws Restrictions

        A.   Investment Representations

        The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the common stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

        B.   Compliance With Securities Laws

        Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

   13.  Change in Control

        13.1 Impact of Event

        In the event of a "Change in Control" as defined in Section 13.2, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides:

        (a) Any stock options awarded under the Plan that were not previously exercisable and vested shall become fully exercisable and vested.

        (b) Shares purchased upon the exercise of options subject to restrictions and to the extent not fully vested, shall become fully vested and all such restrictions shall lapse so that shares issued pursuant to such options shall be free of restrictions.

        13.2 Definition of "Change in Control"

        "Change in Control" means any one of the following events: (i) when, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Exchange Act and the Rules and Regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 25% or more of the outstanding Common Stock of the Company without the prior approval of the Prior Directors of the Company, (ii) the failure of the Prior Directors to constitute a majority of the Board of the Company at any time within two years following any Electoral Event, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company.
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   As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

        (a) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange
        Act);

        (b) "Prior Directors" shall mean the persons sitting on the Company's Board of Directors immediately prior to any Electoral Event (or, if there has been no Electoral Event, those persons sitting on the applicable Board of Directors on the date of this Agreement) and any future director of the Company who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company; and

        (c) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's Common Stock, not approved by the Prior Directors, by any Person other than the Company or a subsidiary of the Company.

   14.  Amendment of the Plan

        The provisions of Sections 3 and 5 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the Stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

        The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an option previously granted to him or her. With the consent of the Optionees affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

   15.  Effective Date of the Plan

        The Plan shall become effective when adopted by the Board of Directors and the stockholders of the Company, but no option granted under the Plan shall become exercisable until six months after the Plan is approved by the Stockholders of the Company.

   16.  Notice

        Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.
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   17.  Governing Law

        The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.
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